Exhibit 10.1

AMENDMENT NO. 3

This AMENDMENT NO. 3 (“AMENDMENT”) is made as of February 16, 2005, by and among DOVER MOTORSPORTS, INC., a Delaware corporation, DOVER INTERNATIONAL SPEEDWAY, INC., a Delaware corporation, GATEWAY INTERNATIONAL MOTORSPORTS CORPORATION, an Illinois corporation, GATEWAY INTERNATIONAL SERVICES CORPORATION, an Illinois corporation, MEMPHIS INTERNATIONAL MOTORSPORTS CORPORATION, a Tennessee corporation, M&N SERVICES CORP., a Tennessee corporation, NASHVILLE SPEEDWAY USA, INC., a Tennessee corporation and GRAND PRIX ASSOCIATION OF LONG BEACH, INC., a California corporation (collectively, “BORROWERS”); MERCANTILE-SAFE DEPOSIT AND TRUST COMPANY, a Maryland banking corporation as agent (“AGENT”); MERCANTILE-SAFE DEPOSIT AND TRUST COMPANY, a Maryland banking corporation in its capacity as issuer of letters of credit (“ISSUING BANK”); and WILMINGTON TRUST COMPANY, MERCANTILE-SAFE DEPOSIT AND TRUST COMPANY, DELAWARE STERLING BANK, a division of Bank of Lancaster County, NA, WILMINGTON SAVINGS FUND SOCIETY, FSB and PNC BANK, DELAWARE (collectively, “LENDERS”).

RECITALS

The BORROWERS, the AGENT, the ISSUING BANK and the LENDERS are parties to that certain Credit Agreement executed February 17, 2004 and effective as of February 19, 2004, as previously amended (“CREDIT AGREEMENT”), pursuant to which the LENDERS and the ISSUING BANK are providing to the BORROWERS certain credit facilities.

The parties hereto have agreed to amend a certain provision of the CREDIT AGREEMENT and are entering into this AMENDMENT in order to accomplish such amendment.

NOW, THEREFORE, in consideration of the premises, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

Section 1. Recitals. The parties acknowledge the accuracy of the above recitals and hereby incorporate the recitals into this AMENDMENT.

Section 2. Amendment to Credit Agreement. Section 5.17 of the CREDIT AGREEMENT is hereby amended by deleting its present language in its entirety and substituting in lieu thereof the following:

Section 5.17. Fixed Charge Coverage Ratio. The BORROWERS shall maintain a FIXED CHARGE COVERAGE RATIO of not less than:

(a) 1.0 to 1.0 for the four fiscal quarter period ending on June 30, 2005; and (b) 1.75 to 1.0 for each four fiscal quarter period ending on the last day of each fiscal quarter other than June 30, 2005.

Section 3. Other Terms. Except as specifically modified herein, all other terms and provisions of the CREDIT AGREEMENT and all other documents evidencing, securing or otherwise documenting the terms and provisions of the credit facilities being provided by the LENDERS and the ISSUING BANK to the BORROWERS remain in full force and effect and are hereby ratified and confirmed.

Section 4. Choice of Law. The laws of the State of Maryland (excluding, however, conflict of law principals) shall govern and be applied to determine all issues relating to this AMENDMENT and the rights and obligations of the parties hereto, including the validity, construction, interpretation and enforceability of this AMENDMENT.

Section 5. Delivery by Telecopier. This AMENDMENT may be delivered by telecopier and a facsimile of any party’s signature hereto shall constitute an original signature for all purposes.

Section 6. Counterparts. This AMENDMENT may be executed in counterparts each of which shall be binding upon the signatories but all of which shall constitute one and the same agreement.

IN WITNESS WHEREOF, the parties have executed this AMENDMENT with the specific intention of creating a document under seal.

BORROWERS:

DOVER MOTORSPORTS, INC.,
A Delaware Corporation

By:	/s/ Thomas G. Wintermantel	(SEAL)
Name:	Thomas G. Wintermantel
Title:	Treasurer

DOVER INTERNATIONAL SPEEDWAY, INC.,
A Delaware Corporation

By:	/s/ Thomas G. Wintermantel	(SEAL)
Name:	Thomas G. Wintermantel
Title:	Treasurer

GATEWAY INTERNATIONAL MOTORSPORTS CORPORATION, An Illinois Corporation

By:	/s/ Patrick J. Bagley	(SEAL)
Name:	Patrick J. Bagley
Title:	Sr. VP of Finance and CFO

GATEWAY INTERNATIONAL SERVICES CORPORATION, An Illinois Corporation

By:	/s/ Tony R. Evans	(SEAL)
Name:	Tony R. Evans
Title:	Treasurer and Secretary

MEMPHIS INTERNATIONAL MOTORSPORTS CORPORATION, A Tennessee Corporation

By:	/s/ Patrick J. Bagley	(SEAL)
Name:	Patrick J. Bagley
Title:	Sr. VP of Finance and CFO

M&N SERVICES CORP.,
A Tennessee Corporation

By:	/s/ Tony R. Evans	(SEAL)
Name:	Tony R. Evans
Title:	Treasurer and Secretary

NASHVILLE SPEEDWAY USA, INC., A Tennessee Corporation

By:	/s/ Patrick J. Bagley	(SEAL)
Name:	Patrick J. Bagley
Title:	Sr. VP of Finance and CFO

GRAND PRIX ASSOCIATION OF LONG BEACH, INC., A California Corporation

By:	/s/ Patrick J. Bagley	(SEAL)
Name:	Patrick J. Bagley
Title:	Sr. VP of Finance and CFO

AGENT:

MERCANTILE-SAFE DEPOSIT AND TRUST COMPANY, A Maryland Banking Corporation

By:	/s/ C. Douglas Sawyer, III	(SEAL)
Name:	C. Douglas Sawyer, III
Title:	Senior Vice President

LENDERS:

WILMINGTON TRUST COMPANY

By:	/s/ Michael B. Gast	(SEAL)
Name:	Michael B. Gast
Title:	Vice President

MERCANTILE-SAFE DEPOSIT AND TRUST COMPANY

By:	/s/ C. Douglas Sawyer, III	(SEAL)
Name:	C. Douglas Sawyer, III
Title:	Senior Vice President

DELAWARE STERLING BANK, A Division of Bank of Lancaster County, NA

By:	/s/ David Paul Kenney	(SEAL)
Name:	David Paul Kenney
Title:	Senior Vice President

WILMINGTON SAVINGS FUND SOCIETY, FSB

By:	/s/ M. Scott Baylis	(SEAL)
Name:	M. Scott Baylis
Title:	Managing Vice President

PNC BANK, DELAWARE

By:	/s/ Warren C. Engle	(SEAL)
Name:	Warren C. Engle
Title:	Senior Vice President

ISSUING BANK:

MERCANTILE-SAFE DEPOSIT AND TRUST COMPANY

By:	/s/ C. Douglas Sawyer, III	(SEAL)
Name:	C. Douglas Sawyer, III
Title:	Senior Vice President